UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         Date of Report January 15, 1998
                        (Date of earliest event reported)


                               ALLIED Group, Inc.
             (Exact name of registrant as specified in its chapter)

             Iowa                      0-14243                    42-0958655
(State of other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       Fine Number)            Identification No.)


701 Fifth Avenue, Des Moines, Iowa                                   50391-2000
(Address of principal executive offices)                             (Zip Code)


                                  515-280-4211
               (Registrant's telephone number including area code)



                 The total number of pages contained herein is 3.




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                                       2




Item 5.  Other Events.

Attached hereto and incorporated herein is the press release dated January 15, 1998 which is filed as Exhibit 20.3 this Form 8-K.








Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     20.3  Press release dated January 15, 1998






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALLIED Group, Inc.
                                          (Registrant)



                                /s/     Jamie H. Shaffer
                  -------------------------------------------------------------
                                  Jamie H. Shaffer, Treasurer
                  (Principal Financial Officer and Principal Accounting Officer)


Date:  January 15, 1998